Exhibit 99.1

Servotronics Announces Strategic Vision to Maximize Long-Term Shareholder Value

-- Progress throughout 2022 Supports Focus on Core Business to Drive Long-term Profitable Growth --

Elma, NY, April 4, 2023 – Servotronics, Inc. (NYSE American – SVT) a designer and manufacturer of servo-control components and other advanced technology products today announced details of its strategic vision to improve operational effectiveness and help drive sustainable growth and long-term shareholder value.

Within the last twelve months the Company made considerable progress in revitalizing its leadership and culture. Steps included:

•	Named William F. Farrell, Jr. as Chief Executive Officer to lead a transformation and revitalization of the culture and business results.

•	Refreshed the Board of Directors with three new independent directors and a non-executive Chairman to enhance overall governance and bring fresh perspectives to leadership.

•	Enhanced governance with the early elimination of the Company’s shareholder rights plan for greater shareholder accountability.

•	Developed an updated strategic plan, identifying tactics to guide the organization in realizing its potential.

•	Strengthened the corporate leadership team, including the addition of a new Director of Human Resources and two executives to lead its Advanced Technology Group (ATG) and Consumer Products Group (CPG) segments.

•	Announced the pursuit of strategic alternatives for CPG to align long-term strategic focus on Servotronics’ core aerospace business.

“Our team has made tremendous progress over the past year to revitalize our culture and define a long-term strategic vision for the business,” said Chief Executive Officer William F. Farrell, Jr. “Our efforts to create additional value for all stakeholders began with the refresh of our corporate culture to drive integrity and accountability. In addition, we have added leadership team members that exemplify this change and bring capabilities to improve the performance of our Company. This transformation will enhance our operational effectiveness, create profitable growth, and result in long-term value for our employees, customers, and shareholders.”

1110 Maple Road, PO Box 300 | Elma, New York 14059-0300 | 716-655-5990 | www.servotronics.com

The core of Servotronics’ new strategic vision is centered on four key objectives that will collectively drive shareholder value. They are:

1.	Profitable Growth: Significant post-pandemic recovery is occurring in the Commercial Aerospace market. Servotronics is well positioned with long-term contracts on major programs to capitalize on this growth. In addition, new products are being added to expand the Company’s portfolio within these markets. Opportunities are also being explored in new markets that require the safety-critical products in which Servotronics excels. Each area for growth has also been evaluated to insure profit targets are being achieved.

2.	People Centric Culture: The organization is building a culture of integrity and accountability. These improvements, and investments in our employees, are helping to attract, retain, and develop talent that is critical to Servotronics’s future.

3.	Operational Excellence: The Company is focused on exceeding customers’ quality and delivery expectations. Continuous improvement efforts are underway to improve manufacturing efficiency and ensure the safety of processes and products.

4.	Quality: With the safety critical applications of its products, Servotronics continues to focus on quality and compliance with industry Zero-Defect initiatives.

In support of the implementation of the Company’s new long-term strategic vision, the Leadership Team has developed a 5-year operating plan to drive profitable growth. By executing the strategic plan, targeted improvements in financial results include:

•	Mid-single-digit revenue growth which is in line with, or slightly higher than, projected industry growth.

•	A return to pre-pandemic gross margins, representing meaningful improvement in profitability over the 5-year time horizon.

Chief Executive Officer William F. Farrell, Jr. concluded, “Our refreshed Board of Directors and new Leadership Team are guiding the Company through a culture change, and driving our updated strategy. We are respecting Servotronics’s historical strengths and are accelerating to the future on our newly developed strategic path. This transformation will create improved financial performance and value for all of our stakeholders.”

Servotronics has provided an updated investor presentation with detailed information regarding the strategic plan, business segment performance and long-term outlook. The presentation is available on the investor relations section of the Company’s website.

1110 Maple Road, PO Box 300 | Elma, New York 14059-0300 | 716-655-5990 | www.servotronics.com

ABOUT SERVOTRONICS

The Company is composed of two groups – the Advanced Technology Group (ATG) and the Consumer Products Group (CPG). The ATG primarily designs, develops and manufactures servo controls and other components for various commercial and government applications (i.e., aircraft, jet engines, missiles, manufacturing equipment, etc.). The CPG designs and manufactures cutlery, bayonets, pocket knives, machetes and combat knives, survival, sporting, agricultural knives and other edged products for both commercial and government applications.

IMPORTANT INFORMATION

The Company will file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for its annual meeting of shareholders. The Company will furnish the definitive proxy statement to its shareholders. Shareholders are strongly advised to read the proxy statement because it will contain important information from the Company. Shareholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from www.sec.gov or the Company's website at https://servotronics.com/investor-relations/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

The Company, its directors and its executive officers may be deemed participants in the Company's solicitation of proxies from shareholders in connection with the matters to be considered at the upcoming annual meeting of shareholders. Information about the Company's directors and executive officers is set forth in the Company's preliminary proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2023 and is available at the SEC's website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the upcoming annual meeting of shareholders will be included in the definitive proxy statement that the Company will file with the SEC.

1110 Maple Road, PO Box 300 | Elma, New York 14059-0300 | 716-655-5990 | www.servotronics.com

FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” expect,” “intend,” “anticipate,” “believe,” "estimate,” “plan,” “could,” “should,” “would,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, among others, general economic and business conditions affecting the commercial aviation industry and other industries served by the Company, conditions affecting the Company’s customers and suppliers, the introduction of new technologies and the impact of competitive products, the willingness and ability of the Company's customers to fund long-term purchase programs, and market demand and acceptance both for the Company's products and its customers' products which incorporate Company-made components, the Company's ability to accurately align capacity with demand, the availability of financing and changes in interest rates, the outcome of pending and potential litigation, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses' and governments' responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers' businesses, and on global supply chains, the ability of the Company to obtain and retain key executives and employees and the additional risks discussed in the Company's filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume an obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the date indicated in the statement.

SERVOTRONICS, INC. (SVT) IS LISTED ON NYSE American

1110 Maple Road, PO Box 300 | Elma, New York 14059-0300 | 716-655-5990 | www.servotronics.com